Exhibit 10.1
FIRST AMENDMENT
TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and entered into as of July 1, 2002 by and between Wachovia Bank, National Association, as successor-in-interest to First Union National Bank (“Lender”), and INTERCEPT, INC., a Georgia corporation (“InterCept”), C-TEQ, INC., an Oklahoma corporation (“C-TEQ”), SBS DATA SERVICES, INC., an Alabama corporation (“SBS”), DPSC ACQUISITION CORP., a Georgia corporation (“DPSC”), ICPT ACQUISITION I, LLC, a Georgia limited liability company (“ICPT”), INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC., a Georgia corporation (“ICT”), INTERCEPT SERVICES, LLC, a Georgia limited liability company (“ICPT Services”), INTERCEPT TX I, LLC, a Georgia limited liability company (“ICPT TX”), INTERCEPT OUTPUT SOLUTIONS, LP, a Texas limited partnership (“ICPT Output”), INTERNET BILLING COMPANY, LLC, a Georgia limited liability company (“IBC”), INTERCEPT SUPPLY, LP, a Texas limited liability partnership (“ICPT Supply”), iBILL CALIFORNIA, LLC, a California limited liability company (“iBill CA”), LIBERTY MERCHANT SERVICES, LLC, a Florida limited liability company (“Liberty”), iBILL TECHNOLOGIES, LLC, a Florida limited liability company (“iBill Technologies”), iBILL CORP., a Delaware corporation (“iBill DE”), iBILL GAP, LLC, a Florida limited liability company (“iBill GAP”), CSR BILLING.COM, LLC, a Florida limited liability company (“CSR”), ELECTRONIC PAYMENT EXCHANGE, INC., a Delaware corporation (“EPX”) and CREDIT CARD SERVICES, INC., a Delaware corporation (“CCS”), (each of InterCept, CTEQ, SBS, DPSC, ICPT, ICT, ICPT Services, ICPT TX, ICPT Output, ICPT Supply, IBC, iBill CA, Liberty, iBill Technologies, iBill DE, iBill GAP, CSR, EPX and CCS is referred to herein as a “Borrower” and collectively as the “Borrowers”).

W I T N E S S E T H

WHEREAS, the Borrowers and Lender are party to that certain Amended and Restated Credit Agreement, dated as of December 21, 2001 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the “Credit Agreement”);

WHEREAS, InterCept intends to purchase certain assets of Affiliated Computer Services, Inc. located in Woodbury, New York and Utica, New York (the “Acquisition”) and, pursuant to Section 6.1 of the Credit Agreement, has requested Lender’s consent to the Acquisition; and

WHEREAS, in order to consummate the Acquisition, Borrowers have requested Lender extend, and Lender has agreed to extend, a term loan in the original principal amount of $10,000,000.00 (the “Term Loan”), subject to the terms and conditions hereof, provided that the Credit Agreement is amended as provided herein;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, Lender and Borrowers hereby covenant and agree as follows:

1.    Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Credit Agreement” contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.    Amendments to Article 1.

(a)    Section 1.1(b) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

(b)    Term Loan Facility

(i)    Subject to the terms and conditions hereof, Lender agrees to make a term loan (the “Term Loan”) to Borrowers in the amount of $10,000,000.00. The Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit 1.1(b) (“Term Note”), and all of the Borrowers shall jointly execute and deliver the Term Note to the Lender. Term Note shall represent the obligation of Borrowers to repay the principal amount of the Term Loan, together with interest thereon as prescribed in Section 1.5.

(ii)    The outstanding principal balance of the Term Loan, and all accrued and unpaid interest due pursuant to the Term Loan, shall be payable on September 28, 2002.

(iii)    Notwithstanding Section 1.1(b)(ii), the aggregate outstanding principal balance of the Term Loan, and all accrued and unpaid interest due pursuant to the Term Loan, shall be due and payable in full in immediately available funds on the Commitment Termination Date, if not sooner paid in full. No payment with respect to the Term Loan may be reborrowed.

3.    Section 1.3(c) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

Application of Certain Mandatory Prepayments. Any prepayments made by any Borrowers pursuant to Sections 1.3(a)(ii), (a)(iii), or (a)(iv) above shall be applied as follows: first, to Fees and reimbursable expenses of Lender then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on the Term Loan; third, to prepay the outstanding principal of the Term Loan until paid in full; fourth, to interest then due and payable on Revolving Credit Advances made to Borrowers; and fifth, to the principal balance of Revolving Credit Advances outstanding to Borrowers until the same has been paid in full. The Commitment shall not be permanently reduced by the amount of any such prepayments.

4.    Section 1.4 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

Borrowers shall utilize the Loans solely for the financing of Borrowers’ ordinary working capital and general corporate needs, including, without limitation, the funding of Permitted Acquisitions.

5.    The first paragraph of Section 1.5 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

Borrowers shall pay interest to Lender on the Loans, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the LIBOR Market Index Rate plus the Applicable Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; and (ii) with respect to the Term Loan, the LIBOR Market Index Rate plus the Applicable Margin per annum, based on the outstanding principal balance of the Term Loan.

6.    Section 1.9(c) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

On or prior to July 1, 2002, Borrowers shall pay to Lender a closing fee for the Term Loan of $200,000.00 (the “Term Loan Closing Fee”), which Term Loan Closing Fee shall be deemed fully earned and non-refundable upon payment to Lender.

7.    Amendments to Annex A to the Credit Agreement.

(a)    Annex A to the Credit Agreement is hereby amended by adding the following new definitions in the correct alphabetical order thereto:

“Note” means, collectively, the Revolving Note and the Term Note.

“Term Loan” has the meaning assigned to it in Section 1.1(b)(i).

“Term Note” has the meaning assigned to it in Section 1.1(b)(i).

(b)    Annex A to the Credit Agreement is hereby further amended by adding the phrase “and the Term Loan,” to the definition of “Loans” following the phrase “Revolving Credit Advances” in the first line thereof.

8.     Addition of Exhibit 1.1(b) to the Credit Agreement.  Exhibit 1.1(b) to this Amendment is hereby added as Exhibit 1.1(b) to the Credit Agreement

9.     Conditions to this Amendment.  This Amendment shall not become effective unless each of the following conditions shall have been satisfied.

(a)    Representations and Warranties. The representation and warranties of Borrowers set forth in the Credit Agreement, this Amendment, and in all agreements, documents, and instruments executed and delivered pursuant to the Credit Agreement or this Amendment, other than those representations or warranties that speak as of a specific date, shall be true and correct in all material respects when made or deemed made under the Credit Agreement or this Amendment, except as otherwise disclosed in writing pursuant to the Credit Agreement to Lender.

(b)    No Defaults. After giving effect to the terms of this Amendment, there shall be no Default or Event of Default or event which, with notice or passage of time or both, would constitute a Default or Event Default under the Credit Agreement.

10.    Representations.  As a material inducement to Lender to enter into this Amendment, each Borrower warrants and represents to Lender that (a) all warranties and representations of Borrowers set forth in the Credit Agreement were true and correct in all material respects when made and, other than those representations or warranties that speak as of a specific date, remain true and correct in all material respects as of the date hereof, except as otherwise disclosed in writing pursuant to the Credit Agreement to Lender; (b) it is not aware of the occurrence of any material adverse change in its business, properties, operations, or conditions (financial or other), taken as a whole since December 31, 2001; (c) as of the date hereof, and after giving effect to the terms thereof, there are no Defaults or Events of Defaults or events which, with notice or passage of time or both, would constitute Defaults or Events of Default under the Credit Agreement; and (d) there exists no right of offset, defense, counterclaim, claim, or objection in favor of Borrowers arising out of or with respect to the Credit Agreement.

11.    Effects of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute legal, valid, binding and enforceable obligations of Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

12.    Ratification.  Each Borrower hereby restates, ratifies, and reaffirms each and every term, covenant and condition set forth in the Credit Agreement, as amended hereby, and the other Loan Documents effective as the date hereof.

13.    Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

14.    Headings.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement among the parties hereto evidenced hereby.

15.    Further Assurances.  Each Borrower agrees to take such further actions as Lender may reasonably request in connection herewith to evidence the amendments herein contained.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

INTERCEPT, INC.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: SVP, CFO and Secretary

INTERNET BILLING COMPANY, LLC.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: SVP, CFO and Secretary

iBILL CALIFORNIA, LLC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

LIBERTY MERCHANT SERVICES, LLC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

iBILL TECHNOLOGIES LLC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

iBILL CORP.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

iBILL GAP, LLC

By:	INTERNET BILLING COMPANY, LLC.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

ELECTRONIC PAYMENT EXCHANGE, INC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

CREDIT CARD SERVICES, INC.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

C-TEQ, INC.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

SBS DATA SERVICES, INC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

DPSC ACQUISITION CORP.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

ICPT ACQUISITION I, LLC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

INTERCEPT SERVICES, LLC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

INTERCEPT TX I, LLC

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

INTERCEPT OUTPUT SOLUTIONS, LP

By:	INTERCEPT TX I, LLC, GENERAL PARTNER

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

INTERCEPT SUPPLY, LP

By:	INTERCEPT TX I, LLC, GENERAL PARTNER

By:	/s/ SCOTT R. MEYERHOFF
Name: Scott R. Meyerhoff Title: CFO

WACHOVIA BANK, NATIONAL ASSOCIATION, as successor-in-interest to FIRST UNION NATIONAL BANK

By:	/s/ SHELLY N. ROGERS
Name: Shelly N. Rogers Title: Vice President